                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
            the Securities Exchange Act of 1934 (Amendment No.    )

    Filed by the Registrant / /
    Filed by a party other than the Registrant / /

    Check the appropriate box:
    / /  Preliminary Proxy Statement
    / / Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
    /X/  Definitive Proxy Statement
    / /  Definitive Additional Materials
    / / Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                          Kankakee Bancorp, Inc.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/  No fee required

/ /  Fee computed on table below per Exchange Act Rules 14a-6(i)(1)
     and 0-11

    (1) Title of each class of securities to which transaction applies:

        ------------------------------------------------------------------------
    (2) Aggregate number of securities to which transaction applies:

        ------------------------------------------------------------------------
    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

        ------------------------------------------------------------------------
    (4) Proposed maximum aggregate value of transaction:

        ------------------------------------------------------------------------
    (5) Total fee paid:

        ------------------------------------------------------------------------

/ / Fee paid previously with preliminary materials.

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    (1) Amount Previously Paid:

        ------------------------------------------------------------------------
    (2) Form, Schedule or Registration Statement No.:

        ------------------------------------------------------------------------
    (3) Filing Party:

        ------------------------------------------------------------------------
    (4) Date Filed:

        ------------------------------------------------------------------------

              ----------------------------------------------------------

                                KANKAKEE BANCORP, INC.

              ----------------------------------------------------------


               310 South Schuyler Avenue
               P.O. Box 3                               (815) 937-4440
               Kankakee, IL 60901-0003              Fax (815) 937-3674



                                                             March 13, 1998

Dear Fellow Stockholder:

     On behalf of the Board of Directors and management of Kankakee Bancorp, Inc. (the "Company"), we cordially invite you to attend the sixth Annual Meeting of Stockholders of the Company. The meeting will be held at 10:00 a.m., on Friday, April 24, 1998, at Sully's-Sullivan's Warehouse, a restaurant located at 555 South West Avenue, Kankakee, Illinois 60901.

     The two individuals whom your Board of Directors has nominated to serve as directors are each incumbent directors. In addition to the election of the two directors, stockholders are being asked to ratify the appointment of McGladrey & Pullen, LLP, as auditors for the Company. Accordingly, your Board of Directors unanimously recommends that you vote your shares for each of the director nominees and in favor of the ratification of our accountants.

     We encourage you to attend the meeting in person. WHETHER OR NOT YOU PLAN TO ATTEND, HOWEVER, PLEASE READ THE ENCLOSED PROXY STATEMENT AND THEN COMPLETE, SIGN AND DATE THE ENCLOSED PROXY AND RETURN IT IN THE ACCOMPANYING POSTPAID RETURN ENVELOPE AS PROMPTLY AS POSSIBLE. This will save the Company additional expense in soliciting proxies and will ensure that your shares are represented at the meeting.

     A copy of the Company's Annual Report to Stockholders for the year 1997 is also enclosed. Thank you for your attention to this important matter.


                                        Very truly yours,



                                        JAMES G. SCHNEIDER
                                        CHAIRMAN OF THE BOARD,
                                        PRESIDENT AND CHIEF EXECUTIVE OFFICER

              ----------------------------------------------------------

                                KANKAKEE BANCORP, INC.

              ----------------------------------------------------------


               310 South Schuyler Avenue
               P.O. Box 3                               (815) 937-4440
               Kankakee, IL 60901-0003              Fax (815) 937-3674



                       NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                             TO BE HELD ON APRIL 24, 1998

     Notice is hereby given that the Annual Meeting of Stockholders (the "Meeting") of Kankakee Bancorp, Inc. (the "Company") will be held at 10:00 a.m., Kankakee, Illinois time, on Friday, April 24, 1998 at Sully's-Sullivan's Warehouse, a restaurant located at 555 South West Avenue, Kankakee, Illinois 60901. The Meeting is for the purpose of considering and acting upon:

     1.   The election of two directors of the Company;

     2. The ratification of the appointment of McGladrey & Pullen, LLP, as auditors of the Company for the fiscal year ending December 31, 1998; and

     3. To act upon such other business as may properly come before the Meeting or any adjournments or postponements thereof.

     The Board of Directors is not aware of any other business to come before the Meeting. Any action may be taken on any one of the foregoing proposals at the Meeting on the date specified above, or on any date or dates to which the Meeting may be adjourned or postponed. Stockholders of record at the close of business on March 2, 1998 are the stockholders entitled to vote at the Meeting and any adjournments or postponements thereof.

     You are requested to complete, sign and date the enclosed proxy, which is solicited on behalf of the Board of Directors, and to mail it promptly in the enclosed postpaid return envelope. The proxy will not be used if you attend and vote at the Meeting in person.


                                        By Order of the Board of Directors




                                        Michael A. Stanfa
                                        SECRETARY
Kankakee, Illinois
March 13, 1998

IMPORTANT: THE PROMPT RETURN OF PROXIES WILL SAVE THE COMPANY THE EXPENSE OF FURTHER REQUESTS FOR PROXIES TO ENSURE A QUORUM AT THE MEETING. A PRE-ADDRESSED ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE. NO POSTAGE IS REQUIRED IF MAILED WITHIN THE UNITED STATES.

                                  PROXY STATEMENT


                               KANKAKEE BANCORP, INC.


                             310 South Schuyler Avenue
                              Kankakee, IL 60901-0003

                           ANNUAL MEETING OF STOCKHOLDERS
                                   April 24, 1998


                                    INTRODUCTION

     This Proxy Statement is furnished in connection with the solicitation of proxies on behalf of the Board of Directors of Kankakee Bancorp, Inc. (the "Company") to be used at the Annual Meeting of Stockholders of the Company (the "Meeting"), to be held at Sully's-Sullivan's Warehouse, a restaurant located at 555 South West Avenue, Kankakee, Illinois, on Friday, April 24, 1998 at 10:00 a.m., and at all adjournments or postponements of the Meeting. The accompanying Notice of Meeting, proxy card and this Proxy Statement are first being mailed to stockholders on or about March 13, 1998. Certain of the information provided in this Proxy Statement relates to Kankakee Federal Savings Bank (the "Bank"), the wholly owned subsidiary of the Company.

     At the Meeting, the stockholders of the Company are being asked to consider and vote upon the election of two directors of the Company and to ratify the appointment of McGladrey & Pullen, LLP, as the Company's independent auditors for the fiscal year ending December 31, 1998. On March 2, 1998, the Company had 1,377,988 shares of Common Stock outstanding, par value $.01 per share (the "Common Stock"). Only holders of record of the Common Stock at the close of business on March 2, 1998 will be entitled to vote at the Meeting and at all adjournments or postponements of the Meeting.

VOTING RIGHTS AND PROXY INFORMATION

     All shares of Common Stock represented at the Meeting by properly executed proxies received prior to or at the Meeting, and not revoked, will be voted at the Meeting in accordance with the instructions thereon. If no instructions are indicated, properly executed proxies will be voted for the nominees for director and for the ratification of the appointment of McGladrey & Pullen, LLP. The Company does not know of any matters, other than as described in the Notice of Meeting, that are to come before the Meeting. If any other matters are properly presented at the Meeting for action, the persons named in the enclosed form of proxy will have the discretion to vote on such matters in accordance with their best judgment.

     A proxy given pursuant to this solicitation may be revoked at any time before it is voted. Proxies may be revoked by: (i) filing with the Secretary of the Company at or before the Meeting a written notice of revocation bearing a later date than the proxy; (ii) duly executing a subsequent proxy relating to the same shares and delivering it to the Secretary of the Company at or before the Meeting; or (iii) attending the Meeting and voting in person (although attendance at the Meeting will not in and of itself constitute revocation of a proxy). Any written notice revoking a proxy should be delivered to Michael A. Stanfa, Secretary, Kankakee Bancorp, Inc., 310 S. Schuyler Avenue, P.O. Box 3, Kankakee, Illinois 60901.

VOTING REQUIRED FOR APPROVAL OF PROPOSALS

     A majority of the shares of the Common Stock present in person or represented by proxy and entitled to vote at the Meeting will constitute a quorum for purposes of the Meeting. In all matters other than the election of directors, the affirmative vote of a majority of the votes cast in person or by proxy with a quorum present shall constitute stockholder approval. Directors are elected by a plurality of the votes cast in person or by proxy with a quorum present. Abstentions and broker "non-votes" will be considered in determining the presence of a quorum but will not affect the vote required for approval of the proposals or the election of directors. Stockholders of record as of the close of business on March 2, 1998, will be entitled to one vote for each share then held.

VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF

     The following table sets forth information as of March 2, 1998, regarding share ownership of: (i) those persons or entities known by management to beneficially own more than five percent of the Company's Common Stock, (ii) each executive officer named in the Summary Compensation Table, and (iii) all directors and officers as a group. The nature of beneficial ownership for shares listed in this table is sole voting and investment power, except as set forth in the footnotes to the table. Inclusion of shares shall not constitute an admission of beneficial ownership or voting or investment power over such shares.


                                                     SHARES
    BENEFICIAL OWNER                               BENEFICIALLY     PERCENT OF
                                                      OWNED           CLASS
    ----------------                               ------------     ----------
    5% STOCKHOLDERS

    First Securities America, Inc. . . . . .           165,000         12.0%
    135 North Meramec
    Clayton, Missouri 63141(1)


    Jeffrey L. Gendell . . . . . . . . . . .           119,800         8.7%
    200 Park Avenue, Suite 3900
    New York, New York 10166(2)

    EXECUTIVE OFFICERS

    James G. Schneider . . . . . . . . . . .            69,023         4.8%
    Chairman, President and
    Chief Executive Officer(3)


    David B. Cox . . . . . . . . . . . . . .            19,706         1.4%

    Vice President(4)

    Ronald J. Walters  . . . . . . . . . . .            11,573         0.8%

    Vice President and
    Chief Financial Officer(5)
    Directors and executive officers . . . .           255,248         16.9%
      of the Company as a group (15 persons)(6)


-----------

(1) This information is as reported to the Securities and Exchange Commission ("SEC") in a Form 3 dated June 18, 1996.

(2) This information is as reported to the SEC on a Schedule 13D/A dated November 26, 1997. Mr. Gendell reported holding such shares individually and as the managing member of Tontine Management, LLC and Tontine Overseas Associates, LLC, and as the general partner of Tontine Financial Partners, L.P.

(3) The amount reported includes 9,976 shares held in the Bank's 401(k) Plan (the "401(k) Plan") for the benefit of Mr. Schneider, over which shares Mr. Schneider has shared voting and sole investment power, and 49,875 shares subject to options granted under the Company's Stock Option Plan (the "Stock Option Plan") and which are deemed to be exercisable, over which shares Mr. Schneider has no voting and sole investment power. The amount reported also includes 2,924 shares allocated to Mr. Schneider under the Company's Employee Stock Ownership Plan (the "ESOP"), with respect to which shares Mr. Schneider has sole voting and no investment power.

(4) The amount reported includes 5,174 shares held in the 401(k) Plan for the benefit of Mr. Cox, over which shares Mr. Cox has shared voting and sole investment power, and 5,400 shares subject to options granted under the Stock Option Plan and which are exercisable, over which shares Mr. Cox has no voting and sole investment power. The amount reported also includes 3,222 shares allocated to Mr. Cox under the ESOP, with respect to which shares Mr. Cox has sole voting and no investment power, and 1,012 shares held by Mr. Cox's spouse, with respect to which shares Mr. Cox shares voting and investment power.

(5) The amount reported includes 2,438 shares held in the 401(k) Plan for the benefit of Mr. Walters, over which shares Mr. Walters has shared voting and sole investment power, and 5,950 shares subject to options granted under the Stock Option Plan and which are exercisable, over which shares Mr. Walters has no voting and sole investment power. The amount reported also includes 2,693 shares allocated to Mr. Walters under the ESOP, with respect to which shares Mr. Walters has sole voting and no investment power, and 192 shares held by Mr. Walters' spouse, with respect to which shares Mr. Walters shares voting and investment power.

(6) This amount includes shares held directly, including 130,655 shares subject to options granted under the Stock Option Plan which are deemed to be exercisable, as well as shares allocated to participant accounts under the ESOP, shares held in retirement accounts and shares held by certain members of the named individuals' families or held by trusts of which the named individual is a trustee or substantial beneficiary, with respect to which shares the respective directors and officers may be deemed to have sole or shared voting and investment power.


                                ELECTION OF DIRECTORS

GENERAL

     The Company's Board of Directors currently consists of seven members. The Board is divided into three classes, each of which contains approximately one-third of the Board. Approximately one-third of the directors is elected annually. Directors of the Company are generally elected to serve for a three-year period or until their respective successors are elected and qualified.

     The table below sets forth certain information, as of March 2, 1998, regarding the members of and nominees to the Company's Board of Directors, including each director's term of office. The Board of Directors acting as the nominating committee has recommended and approved the nominees identified in the following table. It is intended that the proxies solicited on behalf of the Board of Directors (other than proxies in which the vote is withheld as to a nominee) will be voted at the Meeting FOR the election of the nominees identified below. If a nominee is unable to serve, the shares represented by all valid proxies will be voted for the election of such substitute nominee as the Board of Directors may recommend. At this time, the Board of Directors knows of no reason why any nominee may refuse or be unable to serve. Except as disclosed herein, there are no arrangements or understandings between the nominees and any other person pursuant to which a nominee was selected. THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE FOR EACH OF THE NOMINEES FOR DIRECTOR.

                                                    NOMINEES


                                                                                                            SHARES OF
                                                                                                             COMMON
                                                      POSITION(s) HELD                         TERM           STOCK        PERCENT
                                                       IN THE COMPANY            DIRECTOR       TO        BENEFICIALLY       OF
Name                                       AGE          AND THE BANK             SINCE(1)     EXPIRE        OWNED(2)        CLASS
----                                       ---      ----------------------      ---------     ------     -------------     -------

James G. Schneider(3) . . . . . . .        72       Chairman of the  Board,        1955        2001          69,023          4.8%
                                                    President and Chief
                                                    Executive Officer
Larry D. Huffman(4) . . . . . . . .        51       Director                       1992        2001          13,400          1.0%

                                                   DIRECTORS CONTINUING IN OFFICE


William Cheffer(5)  . . . . . . . .        67       Vice Chairman of the           1988        1999          30,500          2.2%
                                                    Board

Michael A. Stanfa(6)  . . . . . . .        48       Executive Vice President       1995        1999          12,413          0.9%
                                                    and Secretary

Charles C. Huber(7) . . . . . . . .        75       Director                       1979        2000          22,170          1.6%


Thomas M. Schneider(8)  . . . . . .        37       Director                       1992        2000          10,290          0.7%


Wesley E. Walker(9) . . . . . . . .        62       Director                       1986        2000          13,674          1.0%



--------------

(1) Includes service as a director of the Bank. Each of the directors of the Company has served in such capacity since its incorporation in August 1992, except for Michael A. Stanfa, who was appointed to the Board in 1995 and elected to a three-year term in 1996.

(2) Amounts reported include shares held directly, including shares subject to options granted under the Stock Option Plan which are presently exercisable, as well as shares which are held in retirement accounts and shares held by certain members of the named individuals' families or held by trusts of which the named individual is a trustee or substantial beneficiary, with respect to which shares the respective director may be deemed to have sole or shared voting and/or investment power. Inclusion of shares shall not constitute an admission of beneficial ownership or voting or investment power over included shares. The nature of beneficial ownership for shares listed in this table is sole voting and investment power, except as set forth in the following footnotes.

(3) The amount reported includes 9,976 shares held in the 401(k) Plan for the benefit of Mr. Schneider, over which shares Mr. Schneider has shared voting and sole investment power, and 49,875 shares subject to options granted under the Company's Stock Option Plan and which are deemed to be exercisable, over which shares Mr. Schneider has no voting and sole investment power. The amount reported also includes 2,924 shares allocated to Mr. Schneider under the ESOP, with respect to which shares Mr. Schneider has sole voting and no investment power.

(4) The amount reported includes 8,925 shares subject to options granted under the Stock Option Plan which are presently exercisable, with respect to which shares Mr. Huffman has no voting and sole investment power, and 2,024 shares held jointly with his spouse, with respect to which Mr. Huffman shares voting and investment power.

(5) The amount reported includes 17,000 shares subject to options granted under the Stock Option Plan which are presently exercisable, with respect to which shares Mr. Cheffer has no voting and sole investment power, and 4,500 shares held by Mr. Cheffer's spouse, with respect to which shares Mr. Cheffer has no voting or investment power.

(6) The amount reported includes 2,672 shares held in the 401(k) Plan for the benefit of Mr. Stanfa, over which shares Mr. Stanfa has shared voting and sole investment power, and 5,950 shares subject to options granted under the Stock Option Plan which are presently exercisable, with respect to which Mr. Stanfa has no voting and sole investment power. The amount reported also includes 2,398 shares allocated to Mr. Stanfa under the ESOP, with respect to which shares Mr. Stanfa has sole voting and no investment power.

(7) The amount reported includes 300 shares held by Mr. Huber's spouse, with respect to which shares Mr. Huber has no voting or investment power, and 8,925 shares subject to options granted under the Stock Option Plan which are presently exercisable, with respect to which shares Mr. Huber has no voting and sole investment power.

(8) The amount reported includes 8,925 shares subject to options granted under the Stock Option Plan which are presently exercisable, with respect to which shares Mr. Schneider has no voting and sole investment power, and 1,364 shares held jointly with his spouse, with respect to which Mr. Schneider shares voting and investment power.

(9) The amount reported includes 8,155 shares subject to options granted under the Stock Option Plan which are presently exercisable, with respect to which shares Mr. Walker has no voting and sole investment power, and 2,025 shares held jointly with his spouse, with respect to which Mr. Walker shares voting and investment power.


     No member of the Board of Directors is related to any other member of the Board of Directors, except that James G. Schneider is the father of Thomas M. Schneider. No member of the Board of Directors is a member of a group which includes any other member of the Board of Directors for purposes of the Savings and Loan Holding Company Act and the Securities Act of 1933, as amended.

     Section 16(a) of the Securities Exchange Act of 1934 requires that the Company's directors, executive officers and persons who own more than 10% of the Company Common Stock file reports of ownership and changes in ownership with the Securities and Exchange Commission and with the exchange on which the shares of Common Stock are traded. Such persons are also required to furnish the Company with copies of all Section 16(a) forms they file. Based solely on the Company's review of the copies of such forms furnished to the Company and, if appropriate, representations made to the Company by any such reporting person concerning whether a Form 5 was required to be filed for 1997, the Company is not aware that any of its directors, executive officers or 10% stockholders failed to comply with the filing requirements of Section 16(a) during the period commencing January 1, 1997 through December 31, 1997.

     The business experience of each director and nominee of the Company is set forth below. All directors have held their present positions for at least five years unless otherwise indicated.

     JAMES G. SCHNEIDER. Mr. Schneider is the Chairman of the Board of the Bank, a position he has held since 1988. Mr. Schneider was appointed Chairman of the Board of the Company in August 1992. On August 1, 1993, he assumed the additional positions of President and Chief Executive Officer of the Company. Mr. Schneider had previously served as President of the Bank from 1961 to 1988 and as Chief Executive Officer from 1961 to 1990. Mr. Schneider joined the Bank in 1954 and was elected a director in 1955.

     WILLIAM CHEFFER. Mr. Cheffer, who had been President and Chief Executive Officer of the Bank since June 1990 and President and Chief Executive Officer of the Company since August 1992, retired from those positions effective July 31, 1993. Since that time he has served as Vice Chairman of both the Bank and the Company. Mr. Cheffer served as President and Chief Operating Officer of the Bank from 1988 to 1990, and as Senior Vice President and Secretary of the Bank from 1974 to 1988. Mr. Cheffer joined the Bank in 1952.

     CHARLES C. HUBER. Mr. Huber is a past Chairman of the Kankakee County Economic Development Council. From 1987 to 1989, Mr. Huber served as President of the Kankakee Area Chamber of Commerce. From 1973 to 1987, Mr. Huber was employed as a plant manager by Armstrong World Industries, a manufacturer of floor tile.

     WESLEY E. WALKER. Until his retirement in 1995, Mr. Walker had been Executive Director of the YMCA located in Kankakee since 1970. He was responsible for oversight of the YMCA's facility and 90 employees. In 1991, Mr. Walker received the National YMCA's "Award of Excellence" in recognition of his leadership abilities.

     LARRY D. HUFFMAN, PH.D. Dr. Huffman has served as President of Kankakee Community College located in Kankakee, Illinois since 1987. As President and Chief Executive Officer, Dr. Huffman is responsible for management of the fiscal and educational functions of the college.

     THOMAS M. SCHNEIDER. Mr. Schneider is an attorney currently serving as Assistant Counsel for State Farm Mutual Automobile Insurance Company, Regulatory Law Department, Bloomington, Illinois. Mr. Schneider has been employed by State Farm Mutual Automobile Insurance Company in various capacities since 1995. In 1993 Mr. Schneider was the Executive Director for Alpha Tau Omega, Inc., a national fraternal/leadership organization located in Champaign, Illinois. Between 1989 and 1993, he served as the Assistant Executive Director, and during his entire employment with the fraternity he was its Staff Attorney.

     MICHAEL A. STANFA. Mr. Stanfa, an attorney, became a director of the Company in 1995 and has been employed by the Company since 1986 as Staff Attorney. Since 1992 he has been Secretary of the Company and since 1994 has been Secretary and Executive Vice President of the Company. In addition to his positions at the Company, Mr. Stanfa is also Senior Vice President and Secretary of the Bank.

MEETINGS AND COMMITTEES OF THE BOARD OF DIRECTORS

     Meetings of the Company's Board of Directors are generally held on a monthly basis. The Board of Directors met 13 times during 1997. During 1997 no incumbent director of the Company attended fewer than 75% of the aggregate of the total number of Board meetings and the total number of meetings held by the committees of the Board of Directors on which he served. Directors of the Company who are salaried officers of the Bank are not paid for committee meetings attended.

     The Board of Directors of the Company has standing Executive, Audit, Long Range Planning, and Stock Option and Compensation Committees.

     The Executive Committee is comprised of Messrs. J. Schneider (Chairman), Cheffer, Huber and Walker. The Executive Committee meets on an as needed basis and exercises the power of the Board of Directors between Board meetings. During 1997 this committee met two times.

     The Audit Committee recommends independent auditors to the Board, reviews the results of the auditors' services, reviews with management and the internal auditor the systems of internal control and internal audit reports and assures that the books and records of the Company are kept in accordance with applicable accounting principles and standards. The members of the Audit Committee are Messrs. Huffman (Chairman), Walker and Huber. The Audit Committee of the Bank has an identical membership to that of the Company and addresses many of the same issues. During 1997 the Company's and the Bank's Audit Committee each met five times.

     The Long Range Planning Committee monitors economic trends, long-range economic forecasts and makes recommendations for the Company's and the Bank's long-range business plans. The members of this Committee are Messrs. J. Schneider (Chairman), Huber, Huffman, T. Schneider and Stanfa. During 1997 this committee met one time.

     The Stock Option and Compensation Committee is composed of Messrs. Huber (Chairman), Walker and Huffman. This committee is responsible for administering the Company's Stock Option Plan and reviews compensation and benefit matters. During 1997 this committee met two times.

     The entire Board of Directors acts as a nominating committee for selecting nominees for election as directors. While the Board of Directors of the Company will consider nominees recommended by stockholders, the Board has not actively solicited such nominations. Pursuant to the Company's bylaws, nominations by stockholders must be delivered in writing to the Secretary of the Company at least 30 days before the date of the Meeting and must otherwise comply with the provisions of the bylaws.

                               EXECUTIVE COMPENSATION

     The Company's executive officers do not receive any separate compensation from the Company for services performed in their capacities as officers of the Company. However, for services performed for the Company by certain officers, a percentage of the salary paid by the Bank for those officers is reimbursed by the Company.

     The following table sets forth information regarding compensation paid or accrued by the Company to its Chief Executive Officer and to each of the other most highly compensated executive officers of the Company and Bank whose aggregate salary and bonus exceeded $100,000 for 1997.


----------------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------------
                                                     SUMMARY COMPENSATION TABLE
----------------------------------------------------------------------------------------------------------------------------------
                                                                                               LONG TERM
                                                                                              COMPENSATION
                                                      ANNUAL COMPENSATION                        AWARDS
----------------------------------------------------------------------------------------------------------------------------------

             (a)                 (b)          (c)          (d)             (e)             (f)           (g)             (h)
----------------------------------------------------------------------------------------------------------------------------------
                                FISCAL
                                 YEAR                                                                 SECURITIES
                                ENDED                                  OTHER ANNUAL     RESTRICTED    UNDERLYING      ALL OTHER
          NAME AND             DECEMBER                              COMPENSATION ($)     STOCK        OPTIONS/      COMPENSATION
     PRINCIPAL POSITION          31ST     SALARY($)(1)  BONUS ($)                       AWARDS ($)     SARs(#)           ($)
----------------------------------------------------------------------------------------------------------------------------------
James G. Schneider
Chairman, President and         1997       $103,962     $ ---            $  ---          $ ---          ---          $12,828(2)
Chief Executive Officer         1996        100,038       ---               ---            ---          ---           17,736(3)
of the Company                  1995        121,250       ---               ---            ---          ---           14,349(4)
----------------------------------------------------------------------------------------------------------------------------------
David B. Cox
Vice President of the
Company and President           1997       $144,818    $  ---            $  ---          $ ---          ---          $19,306(2)
and Chief Executive             1996        115,701       ---               ---             ---         ---           15,258(3)
Officer of the Bank             1995        115,877       ---               ---             ---         ---           15,124(4)
----------------------------------------------------------------------------------------------------------------------------------
Ronald J. Walters
Vice President and              1997       $100,229    $  ---            $  ---          $ ---          ---          $13,352(2)
Chief Financial Officer         1996         95,227       ---               ---             ---         ---           13,239(3)
of the Company                  1995         95,125       ---               ---             ---         ---           12,073(4)
----------------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------------

----------


(1)  Includes amounts deferred under the 401(k) Plan.

(2) Represents contributions made under the Bank's Retirement Plan (the "Retirement Plan") and the cost to the Company of share allocations made under the ESOP in 1997. The dollar amounts of these contributions and allocations were $7,277 and $5,601 for Mr. Schneider, $11,505 and $7,801 for Mr. Cox, and $7,952 and $5,400 for Mr. Walters, respectively.

(3) Represents contributions made under the Retirement Plan and the cost to the Company of share allocations made under the ESOP in 1996. The dollar amounts of these contributions and allocations were $10,500 and $7,236 for Mr. Schneider, $9,001 and $6,257 for Mr. Cox, and $7,283 and $5,956 for Mr. Walters, respectively.

(4) Represents contributions made under the Retirement Plan and the cost to the Company of share allocations made under the ESOP in 1995. The dollar amounts of these contributions and allocations were $8,487 and $5,862 for Mr. Schneider, $8,990 and $6,134 for Mr. Cox, and $7,260 and $4,813 for Mr. Walters, respectively.


     The following table sets forth certain information concerning the number and value of stock options at December 31, 1997 held by the named executive officers. No stock options were exercised during 1997 by such persons.


----------------------------------------------------------------------------------------------------------------------------------
                  AGGREGATED OPTION/SAR EXERCISES IN LAST FISCAL YEAR AND FY-END
                                        OPTION/SAR VALUES
----------------------------------------------------------------------------------------------------------------------------------
                               SHARES                              NUMBER OF SECURITIES
                              ACQUIRED                            UNDERLYING UNEXERCISED            VALUE OF UNEXERCISED IN-
                                 ON             VALUE             OPTIONS/SARs AT FY-END             THE-MONEY OPTIONS/SARs
          NAME                EXERCISE         REALIZED                   (#)(d)                        AT FY-END ($)(e)
         (#)(a)                (#)(b)           ($)(c)        EXERCISABLE       UNEXERCISABLE    EXERCISABLE       UNEXERCISABLE
 ----------------------------------------------------------------------------------------------------------------------------------

 James G. Schneider             ---              $---               49,850          ---           $ 1,389,569        $   ---
 ----------------------------------------------------------------------------------------------------------------------------------
 David B. Cox                   ---              $---                5,400          ---           $   150,525        $   ---
 ----------------------------------------------------------------------------------------------------------------------------------
 Ronald J. Walters              ---              $---                5,950          ---           $   165,856        $   ---
 ----------------------------------------------------------------------------------------------------------------------------------
 ----------------------------------------------------------------------------------------------------------------------------------


     THE INCORPORATION BY REFERENCE OF THIS PROXY STATEMENT INTO ANY DOCUMENT FILED WITH THE SECURITIES AND EXCHANGE COMMISSION BY THE COMPANY SHALL NOT BE DEEMED TO INCLUDE THE FOLLOWING REPORT UNLESS THE REPORT IS SPECIFICALLY STATED TO BE INCORPORATED BY REFERENCE INTO SUCH DOCUMENT.

THE STOCK OPTION AND COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

     The Stock Option and Compensation Committee of the Board of Directors is composed of three outside directors who are not employees or former employees of the Company, the Bank or its predecessors, and is responsible for recommendations to the Board for compensation of executive officers of the Bank and the Company. At this time no separate salary is paid to the Company's executive officers. However, a portion of the officers' Bank salary is allocated to Company expense for work performed by the officers for the Company. In determining compensation, the following factors are generally taken into consideration:

     1. The Bank maintains a Base Salary Administration and Performance Program. The purpose of the program is to provide equitable, competitive and performance-based salaries for all Bank employees. The executive officers are reviewed on an annual basis by the president of the Bank, who makes compensation recommendations to the committee based upon salary level, performance and adjustments for items such as inflation. Information regarding industry comparisons and adjustments is provided by an independent consulting firm.

     2. The performance of the executive officers in achieving the short and long term goals of the Company. The Long Range Planning Committee of the Company is responsible for establishing these short and long term goals.

     3. Payment of compensation commensurate with the ability and expertise of the executive officers.

     4. Attempt to structure compensation packages so that they are competitive with similar companies.

The Stock Option and Compensation Committee considers the foregoing factors, as well as others, in determining compensation. There is no assigned weight given to any of these factors. In addition to salary and other benefits granted, officers may also participate in an incentive program based upon achievement of certain target performance levels.

     The committee also considers various benefits which have already been awarded, including those pursuant to the Bank Incentive Plan, Employee Stock Ownership Plan and Stock Option Plan, together with other perquisites in determining compensation. The committee believes that the benefits provided through the stock based plans more closely tie the compensation of the officers to the interests of the stockholders and provide significant additional performance incentives for the officers which directly benefit the stockholders through an increase in the stock value.

      The 1997 compensation of Mr. James Schneider, the Chief Executive Officer of the Company, and Mr. David B. Cox, a Vice President of the Company and the President and Chief Executive Officer of the Bank, was based upon the salary and performance program, their performance, substantial experience, expertise and length of service with the organization, the performance objectives and the goals of the Bank and the compensation of officers with similar duties and responsibilities at comparable organizations.

     Members of the Stock Option and Compensation Committee are:

                              Charles C. Huber, Chairman
                                   Wesley E. Walker
                                   Larry D. Huffman

     THE INCORPORATION BY REFERENCE OF THIS PROXY STATEMENT INTO ANY DOCUMENT FILED WITH THE SECURITIES AND EXCHANGE COMMISSION BY THE COMPANY SHALL NOT BE DEEMED TO INCLUDE THE FOLLOWING PERFORMANCE GRAPH AND RELATED INFORMATION UNLESS SUCH GRAPH AND RELATED INFORMATION ARE SPECIFICALLY STATED TO BE INCORPORATED BY REFERENCE INTO SUCH DOCUMENT.

PERFORMANCE GRAPH

     The following graph shows a five year comparison of cumulative total returns on an investment of $100 in the Company's Common Stock, the Standard & Poor's 500 Stock Index and the SNL American Stock Exchange Thrift Index. The graph was prepared by SNL Securities, Charlottesville, Virginia, at the request of the Company.


                       COMPARISON OF CUMULATIVE TOTAL RETURNS*
-------------------------------------------------------------------------------
                              TOTAL RETURN PERFORMANCE

INDEX
VALUE

    350   | ------------------------------------------------------------------|
          | ----Kankankee Bancorp, Inc.                                       |
          | ----S & P 500                                                     |
    300   | ------------------------------------------------------------------|
          | ----SNL AMEX Thrift Index                                         |
V         |                                                                   |
A   250   | ------------------------------------------------------------------|
L         |                                                                   |
U         |                                                                   |
E   200   | ------------------------------------------------------------------|
          |                                                                   |
I         |                          [GRAPH]                                  |
N         |                                                                   |
D   150   | ------------------------------------------------------------------|
E         |                                                                   |
X         |                                                                   |
    100   | ------------------------------------------------------------------|
          |                                                                   |
          |                                                                   |
     50   | ------------------------------------------------------------------|
          |
       1/6/93    12/31/93     12/31/94      12/31/95    12/31/96     12/31/97
--------------------------------------------------------------------------------



*Assumes $100 invested on January 6, 1993, and that all dividends were reinvested.


-----------------------------------------------------------------------------------------------------
                                     01/06/93   12/31/93    12/31/94   12/31/95    12/31/96  12/31/97
-----------------------------------------------------------------------------------------------------
 Kankakee Bancorp-IL                  $100.00    $125.45    $116.36     $140.34    $187.70   $291.15
 Standard & Poor's Stock 500 Index    $100.00    $110.31    $111.77     $153.77    $188.93   $251.98
 SNL AMEX Thrift Index                $100.00    $122.14    $115.23     $163.45    $196.18   $333.43
-----------------------------------------------------------------------------------------------------

                    CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

     Directors and officers of the Company and the Bank, and their associates, were customers of and had transactions with the Company and the Bank during 1997. Additional transactions may be expected to take place in the future. All outstanding loans, commitments to loan, transactions in repurchase agreements and certificates of deposit and depository relationships, in the opinion of management, were made in the ordinary course of business, on substantially the same terms, including interest rates and collateral as those prevailing at the time for comparable transactions with other persons and did not involve more than the normal risk of collectibility or present other unfavorable features, except as follows. Pursuant to a program offered to senior officers and certain employees of the Bank at the time, Mr. Michael A. Stanfa, Executive Vice President of the Company, and Ms. Carol S. Hoekstra, a Vice President of the Bank, each have a first mortgage loan at a rate which is one half percent lower than that offered to the general public at the date of each loan origination. The outstanding balance on each loan at December 31, 1997 was $43,324 and $90,243, respectively. As of 1990 this program was discontinued for senior officers.

     All loans by the Bank to its senior officers and directors are subject to Office of Thrift Supervision regulations. A savings association is generally prohibited from making loans to its senior officers and directors at favorable rates or on terms not comparable to those prevailing to the general public. The Bank presently does not offer any preferential loans to its senior officers or directors.

     On January 20, 1987, the Bank made a $1.0 million loan to the Grace Baptist Church which is located in Kankakee. Initially, the Bank sold a $250,000 participation interest in this loan to another financial institution and retained a $750,000 interest in such loan. In 1997, the Bank sold an additional 25% of this loan to the other financial institution. Mr. Cox, the President and Chief Executive Officer of the Bank, serves on the governing body of this church. This loan was made on terms no more favorable than those available to the general public. At December 31, 1997, the loan was performing and the balance of the Bank's interest in such loan was approximately $205,874.


                     RATIFICATION OF THE APPOINTMENT OF AUDITORS

     Stockholders will be asked to approve the appointment of McGladrey & Pullen, LLP, as the Company's independent public accountants to conduct the audit for the year ending December 31, 1998. A proposal will be presented at the annual meeting to ratify the appointment of McGladrey & Pullen, LLP. If the appointment of McGladrey & Pullen, LLP, is not ratified, the matter of the appointment of independent public accountants will be considered by the Board of Directors. A representative of McGladrey & Pullen, LLP is expected to attend the annual meeting and will be available to respond to appropriate questions and to make a statement if he or she so desires.

     THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE FOR THE RATIFICATION OF THE APPOINTMENT OF MCGLADREY & PULLEN, LLP, AS THE COMPANY'S AUDITORS FOR THE FISCAL YEAR ENDING DECEMBER 31, 1998.

                                STOCKHOLDER PROPOSALS


     In order to be eligible for inclusion in the Company's proxy materials for next year's Annual Meeting of Stockholders, any stockholder proposal to take action at such meeting must be received at the Company's executive offices, 310
S. Schuyler Avenue, P.O. Box 3, Kankakee, Illinois 60901-0003, no later than November 13, 1998.

                                    OTHER MATTERS

     The Board of Directors is not aware of any business to come before the Meeting other than the matters described above in this Proxy Statement. However, if any other matters should properly come before the Meeting, it is intended that holders of the proxies will act in accordance with their best judgment.

     The cost of solicitation of proxies will be borne by the Company. The Company will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending proxy materials to the beneficial owners of Company Common Stock. In addition to solicitation by mail, directors and officers of the Company and regular employees of the Bank may solicit proxies personally, by fax or by telegraph or telephone, without additional compensation. The Company has retained Morrow & Company to assist, as necessary, in the solicitation of proxies, for a fee estimated to be approximately $3,500 plus reasonable out-of-pocket expenses.

                                        By Order of the Board of Directors



                                        Michael A. Stanfa
                                        SECRETARY
Kankakee, Illinois
March 13, 1998

PROXY                                                                    PROXY

                      PROXY KANKAKEE BANCORP, INC.
               PROXY IS SOLICITED BY THE BOARD OF DIRECTORS
           FOR THE ANNUAL MEETING OF STOCKHOLDERS -- APRIL 24, 1998

     The undersigned hereby appoints William Cheffer, James G. Schneider and Michael A. Stanfa, or any of them acting in the absence of the others, with power of substitution, attorneys and proxies, for and in the name and place of the undersigned, to vote the number of shares of Common Stock that the undersigned would be entitled to vote if then personally present at the Annual Meeting of the Stockholders of Kankakee Bancorp, Inc., to be held at Sully's-Sullivan's Warehouse, a restaurant located at 555 South West Avenue, Kankakee, Illinois 60901, on Friday, April 24, 1998, at 10:00 a.m., local time, or any adjournments or postponements thereof, upon the matters set forth in the Notice of Annual Meeting and Proxy Statement (receipt of which is hereby acknowledged) as designated on the reverse side, and in their discretion, the proxies are authorized to vote upon such other business as may come before the meeting:

/ /  Check here for address change.

New Address:_______________________________
            _______________________________
            _______________________________


                  (Continued and to be signed on reverse side.)



PROXY                                                                    PROXY

                      PROXY KANKAKEE BANCORP, INC.
               PROXY IS SOLICITED BY THE BOARD OF DIRECTORS
           FOR THE ANNUAL MEETING OF STOCKHOLDERS -- APRIL 24, 1998

     The undersigned hereby appoints William Cheffer, James G. Schneider and Michael A. Stanfa, or any of them acting in the absence of the others, with power of substitution, attorneys and proxies, for and in the name and place of the undersigned, to vote the number of shares of Common Stock that the undersigned would be entitled to vote if then personally present at the Annual Meeting of the Stockholders of Kankakee Bancorp, Inc., to be held at Sully's-Sullivan's Warehouse, a restaurant located at 555 South West Avenue, Kankakee, Illinois 60901, on Friday, April 24, 1998, at 10:00 a.m., local time, or any adjournments or postponements thereof, upon the matters set forth in the Notice of Annual Meeting and Proxy Statement (receipt of which is hereby acknowledged) as designated on the reverse side, and in their discretion, the proxies are authorized to vote upon such other business as may come before the meeting:

/ /  Check here for address change.

New Address:_______________________________
            _______________________________
            _______________________________


                  (Continued and to be signed on reverse side.)



PROXY                                                                    PROXY

                      PROXY KANKAKEE BANCORP, INC.
               PROXY IS SOLICITED BY THE BOARD OF DIRECTORS
           FOR THE ANNUAL MEETING OF STOCKHOLDERS -- APRIL 24, 1998

     The undersigned hereby appoints William Cheffer, James G. Schneider and Michael A. Stanfa, or any of them acting in the absence of the others, with power of substitution, attorneys and proxies, for and in the name and place of the undersigned, to vote the number of shares of Common Stock that the undersigned would be entitled to vote if then personally present at the Annual Meeting of the Stockholders of Kankakee Bancorp, Inc., to be held at Sully's-Sullivan's Warehouse, a restaurant located at 555 South West Avenue, Kankakee, Illinois 60901, on Friday, April 24, 1998, at 10:00 a.m., local time, or any adjournments or postponements thereof, upon the matters set forth in the Notice of Annual Meeting and Proxy Statement (receipt of which is hereby acknowledged) as designated on the reverse side, and in their discretion, the proxies are authorized to vote upon such other business as may come before the meeting:

/ /  Check here for address change.

New Address:_______________________________
            _______________________________
            _______________________________


                  (Continued and to be signed on reverse side.)

                        KANKAKEE BANCORP, INC.
    PLEASE MARK VOTE IN OVAL IN THE FOLLOWING MANNER USING DARK INK ONLY (X)


1. Election of Directors James G. Schneider and Larry D. Huffman

         For All       Withheld All        For All Except
          (  )             (  )                 (  )


2. To ratify the selection of McGladrey & Pullen, LLP, as auditors for the Company for 1998.

         For        Against         Abstain
         ( )         (  )            (  )


The Board of Directors recommends a vote FOR all proposals.

Check here if you plan to attend the meeting. (  )

THIS PROXY WILL BE VOTED IN ACCORDANCE WITH SPECIFICATION MADE. IF NO CHOICES ARE INDICATED, THIS PROXY WILL BE VOTED FOR ALL PROPOSALS.
Dated:  ______________________________________, 1998
Signature(s) _______________________________________
             _______________________________________



NOTE: Please sign exactly as your name(s) appears. For joint accounts, each owner should sign. When signing as executor, administrator, attorney, trustee or guardian, etc., please give your full title.



                        KANKAKEE BANCORP, INC.
    PLEASE MARK VOTE IN OVAL IN THE FOLLOWING MANNER USING DARK INK ONLY (X)


1. Election of Directors James G. Schneider and Larry D. Huffman

         For All       Withheld All        For All Except
          (  )             (  )                 (  )


2. To ratify the selection of McGladrey & Pullen, LLP, as auditors for the Company for 1998.

         For        Against         Abstain
         ( )         (  )            (  )


The Board of Directors recommends a vote FOR all proposals.

Check here if you plan to attend the meeting. (  )

THIS PROXY WILL BE VOTED IN ACCORDANCE WITH SPECIFICATION MADE. IF NO CHOICES ARE INDICATED, THIS PROXY WILL BE VOTED FOR ALL PROPOSALS.
Dated:  ______________________________________, 1998
Signature(s) _______________________________________
             _______________________________________



NOTE: Please sign exactly as your name(s) appears. For joint accounts, each owner should sign. When signing as executor, administrator, attorney, trustee or guardian, etc., please give your full title.



                        KANKAKEE BANCORP, INC.
    PLEASE MARK VOTE IN OVAL IN THE FOLLOWING MANNER USING DARK INK ONLY (X)


1. Election of Directors James G. Schneider and Larry D. Huffman

         For All       Withheld All        For All Except
          (  )             (  )                 (  )


2. To ratify the selection of McGladrey & Pullen, LLP, as auditors for the Company for 1998.

         For        Against         Abstain
         ( )         (  )            (  )


The Board of Directors recommends a vote FOR all proposals.

Check here if you plan to attend the meeting. (  )

THIS PROXY WILL BE VOTED IN ACCORDANCE WITH SPECIFICATION MADE. IF NO CHOICES ARE INDICATED, THIS PROXY WILL BE VOTED FOR ALL PROPOSALS.
Dated:  ______________________________________, 1998
Signature(s) _______________________________________
             _______________________________________



NOTE: Please sign exactly as your name(s) appears. For joint accounts, each owner should sign. When signing as executor, administrator, attorney, trustee or guardian, etc., please give your full title.